UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

KLX ENERGY SERVICES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38609	36-4904146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3040 Post Oak Boulevard, 15th Floor
Houston, Texas 77056
(Address of Principal Executive Offices)

(832) 844-1015

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	KLXE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

KLX Energy Services Holdings, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on May 9, 2024. There were 16,726,517 shares issued and outstanding and entitled to vote as of March 20, 2024, the record date for the Annual Meeting.

The following are final voting results for the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 25, 2024:

Item No. 1 – Declassification of the Board. The declassification of the Board of Directors of the Company (the “Board”) was not approved, as the affirmative vote of 66 2/3% in voting power of the outstanding voting stock of the Company was required for approval. Votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,580,124	346,066	11,211	3,914,178

Item No. 2 – Election of Class III Directors. The two nominees were elected to serve as Class III Directors until the 2027 Annual Meeting of Stockholders and until their successors are duly elected or qualified. Votes were as follows:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Thomas P. McCaffrey	6,913,096	2,024,305	3,914,178
Corbin J. Robertson, Jr.	5,648,391	3,289,010	3,914,178

Item No. 3 – Compensation of Named Executive Officers. The resolution to approve the compensation of Named Executive Officers on a non-binding, advisory basis was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,206,500	2,687,245	43,656	3,914,178

Item No. 4 – Frequency of Votes on Compensation of Named Executive Officers. The stockholders recommended, on a non-binding, advisory basis, that the frequency of future advisory votes on the compensation of Named Executive Officers be once every year. Votes were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
8,508,099	16,557	385,201	27,544	3,914,178

In light of the stockholders’ recommendation that an advisory vote on the compensation of Named Executive Officers be held every year, consistent with the recommendation of the Board, the Company intends to include a non-binding, advisory vote on the compensation of Named Executive Officers, or “say-on-pay” vote, in the Company’s proxy statement on an annual basis.

Item No. 5 – Elimination of the Supermajority Voting Requirement to Amend the Company’s Bylaws. The elimination of the supermajority voting requirement to amend the Company’s bylaws was not approved, as the affirmative vote of 66 2/3% in voting power of the outstanding voting stock of the Company was required for approval. Votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,583,845	338,083	15,473	3,914,178

Item No. 6 – Elimination of the Supermajority Voting Requirement to Amend the Company’s Certificate of Incorporation. The elimination of the supermajority voting requirement to amend the Company’s certificate of incorporation was not approved, as the affirmative vote of 66 2/3% in voting power of the outstanding voting stock of the Company was required for approval. Votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,715,558	204,501	17,342	3,914,178

Item No. 7 – Selection of Independent Registered Public Accounting Firm. The selection of Deloitte & Touche LLP was ratified. Votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,647,310	178,223	26,046	0

No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KLX ENERGY SERVICES HOLDINGS, INC.

May 14, 2024	By:	/s/ Max L. Bouthillette
	Name:	Max L. Bouthillette
	Title:	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

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